Exhibit 14(b)

Consent of Independent Auditor

We consent to the incorporation by reference in this Pre-Effective Amendment No. 3 to the Registration Statement (No. 333-286911) on Form N-14 of Fundrise Real Estate Interval Fund II, LLC of our report dated April 25, 2025, relating to the consolidated financial statements of Fundrise Equity REIT, LLC appearing in the Annual Report on Form 1-K of Fundrise Equity REIT, LLC for the year ended December 31, 2024.

We consent to the incorporation by reference in this Pre-Effective Amendment No. 3 to the Registration Statement (No. 333-286911) on Form N-14 of Fundrise Real Estate Interval Fund II, LLC of our report dated April 24, 2025, relating to the consolidated financial statements of Fundrise West Coast Opportunistic REIT, LLC appearing in the Annual Report on Form 1-K of Fundrise West Coast Opportunistic REIT, LLC for the year ended December 31, 2024.

We consent to the incorporation by reference in this Pre-Effective Amendment No. 3 to the Registration Statement (No. 333-286911) on Form N-14 of Fundrise Real Estate Interval Fund II, LLC of our report dated April 30, 2025, relating to the consolidated financial statements of Fundrise East Coast Opportunistic REIT, LLC appearing in the Annual Report on Form 1-K of Fundrise East Coast Opportunistic REIT, LLC for the year ended December 31, 2024.

We consent to the incorporation by reference in this Pre-Effective Amendment No. 3 to the Registration Statement (No. 333-286911) on Form N-14 of Fundrise Real Estate Interval Fund II, LLC of our report dated April 24, 2025, relating to the consolidated financial statements of Fundrise Midland Opportunistic REIT, LLC appearing in the Annual Report on Form 1-K of Fundrise Midland Opportunistic REIT, LLC for the year ended December 31, 2024.

We consent to the incorporation by reference in this Pre-Effective Amendment No. 3 to the Registration Statement (No. 333-286911) on Form N-14 of Fundrise Real Estate Interval Fund II, LLC of our report dated April 30, 2025, relating to the consolidated financial statements of Fundrise Development eREIT, LLC appearing in the Annual Report on Form 1-K of Fundrise Development eREIT, LLC for the year ended December 31, 2024.

We consent to the incorporation by reference in this Pre-Effective Amendment No. 3 to the Registration Statement (No. 333-286911) on Form N-14 of Fundrise Real Estate Interval Fund II, LLC of our report dated April 24, 2025, relating to the consolidated financial statements of Fundrise Growth eREIT II, LLC appearing in the Annual Report on Form 1-K of Fundrise Growth eREIT II, LLC for the year ended December 31, 2024.

We consent to the incorporation by reference in this Pre-Effective Amendment No. 3 to the Registration Statement (No. 333-286911) on Form N-14 of Fundrise Real Estate Interval Fund II, LLC of our report dated April 24, 2025, relating to the consolidated financial statements of Fundrise Growth eREIT III, LLC appearing in the Annual Report on Form 1-K of Fundrise Growth eREIT III, LLC for the year ended December 31, 2024.

We consent to the incorporation by reference in this Pre-Effective Amendment No. 3 to the Registration Statement (No. 333-286911) on Form N-14 of Fundrise Real Estate Interval Fund II, LLC of our report dated April 25, 2025, relating to the consolidated financial statements of Fundrise eFund, LLC appearing in the Annual Report on Form 1-K of Fundrise eFund, LLC for the year ended December 31, 2024.

We also consent to the reference to our firm under the heading “How do the management, investment adviser and other service providers of the Target Companies compare to those of the Acquiring Fund?” in this Pre-Effective Amendment No. 3 to the Registration Statement (No. 333-286911) on Form N-14 of Fundrise Real Estate Interval Fund II, LLC.

/s/ RSM US LLP

McLean, Virginia

October 9, 2025